                                                      Registration No. 333-81543


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              AMENDMENT NO. 1 TO


                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           CNB FINANCIAL CORPORATION
                          -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                       6022                  25-1450605
------------------------------- ---------------------------- ------------------
(State or other jurisdiction of (Primary Standard Industrial (I.R.S. Employer incorporation or organization) Classification Code Number) Identification No.)


         1 South Second Street, Clearfield, PA 16830   (814) 765-9621
-------------------------------------------------------------------------------
  (Address, including ZIP Code, and telephone number, including area code, of registrant's principal executive offices)

  James P. Moore, 1 South Second Street, Clearfield, PA 16830   (814) 765-9621
------------------------------------------------------------------------------
 (Name, address, including ZIP Code, and telephone number, including area code, of agent for service)

                        _______________________________

                                   Copies to:

          Michael M. Lyons, Esq.               Michael L. Hund, Esq.
          Klett Lieber Rooney & Schorling,     Reed Smith Shaw & McClay, LLP
              A Professional Corporation       213 Market Street
          40/th/ Floor, One Oxford Centre      Harrisburg, Pennsylvania 17108
          Pittsburgh, Pennsylvania 15219

                        _______________________________


  Approximate date of commencement of proposed sale of the securities to the public: as soon as practicable after the effective date of this Registration Statement and the effective time of the merger described in the Prospectus/Proxy Statement forming a part of this Registration Statement.


  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]



THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                    PART II.

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS



Item 21.  Exhibits and Financial Statement Schedules.

          The following exhibits are filed as part of this registration statement:

          2A Agreement and Plan of Merger between registrant and County National Bank and The First National Bank of Spangler dated as of April 27, 1999, included in the registration statement as Appendix A to the Prospectus/Proxy Statement and incorporated herein by reference. The schedules and exhibits thereto include such information as summaries of insurance policies, certain agreements, lists of employees and benefit plans of Spangler, and charter and bylaws of the parties. Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

          3A Articles of Incorporation of registrant, as amended to date, filed as Exhibit 3(i) to Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

          3B Bylaws of registrant, as amended to date, filed as Exhibit 3(ii) to Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

          5A Opinion and consent of Klett Lieber Rooney & Schorling, a Professional Corporation, filed herewith.

          8A Opinion and consent of Reed Smith Shaw & McClay LLP, filed herewith.

          10A Non-Qualified Deferred Compensation Plan for Outside Directors of the registrant, filed as Exhibit 10(iii)A to Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.*

          21A Subsidiaries of the Registrant, filed as Exhibit 21 to Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

          23A  Consent of Independent Auditors of registrant.**

          23B Consent of Independent Auditors of The First National Bank of Spangler.**

          23C Consent of Klett Lieber Rooney & Schorling, a Professional Corporation (included in Exhibit 5A).

          23D  Consent of Reed Smith Shaw & McClay LLP (included in Exhibit 8A).

          23E  Consent of Danielson Associates Inc.**

          24A Power of Attorney (included on page II-4 of the initial Registration Statement).

          _________________________
           *Compensatory plan.

          **Filed with the initial Registration Statement.



                                      II-1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Clearfield, Commonwealth of Pennsylvania, on July 12, 1999.


                                    CNB FINANCIAL CORPORATION
                                         (Registrant)

                                    By:   /s/ James P. Moore
                                          --------------------------------
                                         James P. Moore, President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                            Title                     Date
---------                            -----                     ----

William R. Owens*                    Chairman of the Board     July 12, 1999
-----------------------------------
William R. Owens


/s/ James P. Moore                   Director, President and   July 12, 1999
-----------------------------------  Chief Executive Officer
James P. Moore


William F. Falger*                   Director, Executive Vice  July 12, 1999
-----------------------------------  President, Principal
William F. Falger                    Financial Officer and
                                     Principal Accounting
                                     Officer


Robert E. Brown*                     Director                  July 12, 1999
-----------------------------------
Robert E. Brown


Richard D. Gathagan*                 Director                  July 12, 1999
-----------------------------------
Richard D. Gathagan


James J. Leitzinger*                 Director                  July 12, 1999
-----------------------------------
James J. Leitzinger


Edward B. Reighard*                  Director                  July 12, 1999
-----------------------------------
Edward B. Reighard


Peter F. Smith*                      Director                  July 12, 1999
-----------------------------------
Peter F. Smith


Joseph L. Waroquier, Sr.*            Director                  July 12, 1999
-----------------------------------
Joseph L. Waroquier, Sr.


*By:   /s/ James P. Moore
     ------------------------------
           James P. Moore
           Attorney-in-Fact

                                 EXHIBIT INDEX


     No.                                 Document
     ---                                 --------

     2A Agreement and Plan of Merger between registrant and County National Bank and The First National Bank of Spangler dated as of April
          27, 1999, included in the registration statement as Appendix A to the Prospectus/Proxy Statement.*

     3A   Articles of Incorporation of registrant, as amended to date.*

     3B   Bylaws of registrant, as amended to date.*

     5A Opinion and consent of Klett Lieber Rooney & Schorling, a Professional Corporation.

     8A   Opinion and consent of Reed Smith Shaw & McClay LLP.


     10A Non-Qualified Deferred Compensation Plan for Outside Directors of the registrant.*

     21A  Subsidiaries of the Registrant.*

     23A  Consent of Independent Auditors of registrant.**

     23B  Consent of Independent Auditors of The First National Bank of
          Spangler.**

     23C Consent of Klett Lieber Rooney & Schorling, a Professional Corporation (included in Exhibit 5A).

     23D  Consent of Reed Smith Shaw & McClay LLP (included in Exhibit 8A).

     23E  Consent of Danielson Associates Inc.**

     24A Power of Attorney (included on page II-4 of the initial Registration Statement).

     --------------------------
      *Incorporated by reference.

     **Filed with the initial Registration Statement.